UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 12, 2015

ALLIANCEBERNSTEIN HOLDING L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-09818	13-3434400
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	212-969-1000

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

AllianceBernstein L.P. (“AB”) and AllianceBernstein Holding L.P. are filing this Form 8-K/A to correct a typographical error in their news release (“AUM Release”) filed on October 13, 2015 announcing AB’s preliminary assets under management as of September 30, 2015. Specifically, the Total Equity line in the table has been corrected to refer to $150 billion in equity investments, not $450 billion.

The updated AUM Release is attached hereto as Exhibit 99.01.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

99.01	AUM Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCEBERNSTEIN HOLDING L.P.
Dated: October 14, 2015	By:	/s/ Mona Bhalla
Mona Bhalla Corporate Secretary

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